Exhibit 99.1

Domo Announces Third Quarter Fiscal 2026 Financial Results

Silicon Slopes, Utah - December 4, 2025 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal third quarter ended October 31, 2025.

Fiscal Third Quarter Results
•Total revenue was $79.4 million
•Subscription revenue was $71.9 million
•Billings were $73.2 million
•Subscription Remaining Performance Obligations (RPO) was $405.9 million as of October 31, 2025, an increase of 15% year over year
•Current subscription RPO was $214.1 million as of October 31, 2025, an increase of 3% year over year
•Net cash provided by operating activities was $3.4 million, an increase of 125% year over year
•Adjusted free cash flow was $2.1 million, an increase of 115% year over year
•GAAP operating margin was negative 9%, an increase of 5 percentage points year over year
•Non-GAAP operating margin was positive 7%, an increase of 4 percentage points year over year
•GAAP net loss was $10.4 million, and GAAP net loss per share (basic and diluted) was $0.25, based on 41.4 million weighted-average shares (basic and diluted)
•Non-GAAP net income was $0.3 million, and diluted non-GAAP net income per share was $0.01, based on 44.8 million diluted weighted-average shares
•Cash and cash equivalents were $47.9 million as of October 31, 2025

“Our ecosystem strategy is working,” said Josh James, founder and CEO of Domo. “We expect to be free cash flow positive for the year and each quarter within the year. Our guidance for Q4 reflects the fastest billings growth we've seen in over three years, and we expect to see a marked improvement in gross retention this next quarter and into next year. We believe that these are all strong indications of our ability to deliver profitable, sustainable growth.”

Recent Highlights
Recent recognition from leading industry analyst and media organizations highlight Domo’s work in helping customers get the most value from their investments in AI and data products:

•Domo was ranked #1 in the 2025 Agentic AI Report by Dresner Advisory Services.

•Domo was named a Leader in the KMWorld 2025 Leader Group for Agentic AI.
•Domo was named a Leader in the Nucleus Research Embedded Analytics Technology Value Matrix 2025.
•Domo was awarded with "Best Technology" in the CRN 2025 Products of the Year Awards for Best Business Intelligence & Data Analytics.
•Domo was ranked as #2 overall in Dresner Advisory Services' Analytical Data Products Report.

Business Outlook
Based on information available as of December 4, 2025, Domo is providing the following guidance for its fourth quarter of fiscal 2026 and full year fiscal 2026:
Q4 Fiscal 2026
•Revenue is expected to be in the range of $78.0 million to $79.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.01 and $0.05 based on 42.1 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2026
•Revenue is expected to be in the range of $317.5 million to $318.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.07 and $0.11 based on 41.0 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2026 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13757140 following the completion of the conference call until 11:59 p.m. (ET) January 5, 2026.

About Domo
Domo is an AI and Data Products platform that helps companies of all sizes leverage data and AI to drive value in today’s data-driven world. Built around our customers’ preferred data foundation, powered by our award-winning Domo.AI solution, and enriched with our partner ecosystem, the Domo platform enables users to prepare, visualize, automate, distribute, and build end-to-end data products that provide solutions across the entire data journey. From hydrating your data foundation, to building fully embedded applications that can be shared with your employees and customers, to deploying AI models across a variety of providers, Domo gives users the ability to build data products that generate measurable value for the business.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X, and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share (basic and diluted), billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of one or more of the following: stock-based compensation expense, amortization of certain intangible assets, loss on extinguishment of debt, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we use net cash provided by (used in) operating activities, less purchases of property and equipment, and exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan and the net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements of our Chief Executive Officer, and statements regarding our future performance and outlook, including guidance for our fourth fiscal quarter and fiscal year. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 4, 2025 or subsequent filings with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2024	2025	2024	2025
Revenue:
Subscription	$71,113	$71,879	$214,144	$215,998
Professional services and other	8,651	7,524	24,130	23,234
Total revenue	79,764	79,403	238,274	239,232
Cost of revenue:
Subscription (1)	13,334	14,281	39,410	42,211
Professional services and other (1)	6,627	6,223	21,389	19,036
Total cost of revenue	19,961	20,504	60,799	61,247
Gross profit	59,803	58,899	177,475	177,985

Operating expenses:
Sales and marketing (1)	37,194	34,120	116,040	109,081
Research and development (1)	21,264	19,062	65,952	57,975
General and administrative (1), (2)	12,429	12,647	42,504	39,456
Total operating expenses	70,887	65,829	224,496	206,512
Loss from operations	(11,084)	(6,930)	(47,021)	(28,527)

Other expense, net:
Loss on extinguishment of debt	(1,850)	—	(1,850)	—
Remeasurement of warrant liability	(455)	1,704	(33)	(7,579)
Other expense, net (1)	(5,167)	(4,953)	(14,772)	(14,632)
Total other expense, net	(7,472)	(3,249)	(16,655)	(22,211)
Loss before income taxes	(18,556)	(10,179)	(63,676)	(50,738)
Provision for income taxes	205	209	582	634
Net loss	$(18,761)	$(10,388)	$(64,258)	$(51,372)

Net loss per share (basic and diluted)	$(0.48)	$(0.25)	$(1.68)	$(1.26)
Weighted-average number of shares used in computing net loss per share, basic and diluted	38,832	41,448	38,243	40,618

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$784	$810	$2,389	$2,427
Professional services and other	295	174	942	963
Sales and marketing	4,754	2,939	15,238	11,204
Research and development	4,038	3,851	12,529	12,959
General and administrative	3,080	4,430	12,075	13,116
Other expense, net	210	—	603	218
Total stock-based compensation expenses	$13,161	$12,204	$43,776	$40,887

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$142	$142	$426	$426

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$45,264	$47,874
Accounts receivable, net of allowances of $3,470 and $3,119 as of January 31, 2025 and October 31, 2025, respectively	71,544	52,265
Contract acquisition costs, net	15,780	16,501
Prepaid expenses and other current assets	9,089	6,076
Total current assets	141,677	122,716

Property and equipment, net	28,625	29,268
Right-of-use assets	10,158	11,888
Contract acquisition costs, noncurrent, net	19,553	23,958
Intangible assets, net	2,125	1,700
Goodwill	9,478	9,478
Other assets	2,724	2,597
Total assets	$214,340	$201,605

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$10,033	$25,050
Warrant liability	11,208	18,787
Accrued expenses and other current liabilities	49,701	52,110
Lease liabilities	5,731	7,653
Deferred revenue	178,276	146,269
Total current liabilities	254,949	249,869

Lease liabilities, noncurrent	7,695	6,618
Deferred revenue, noncurrent	2,828	3,042
Other liabilities, noncurrent	8,446	9,820
Long-term debt	117,668	124,188
Total liabilities	391,586	393,537

Commitments and contingencies

Stockholders' deficit:
Common stock	39	42
Additional paid-in capital	1,310,922	1,346,653
Accumulated other comprehensive (loss) income	(669)	283
Accumulated deficit	(1,487,538)	(1,538,910)
Total stockholders' deficit	(177,246)	(191,932)
Total liabilities and stockholders' deficit	$214,340	$201,605

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2024	2025	2024	2025
Cash flows from operating activities
Net loss	$(18,761)	$(10,388)	$(64,258)	$(51,372)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	2,254	2,636	7,117	7,232
Non-cash lease expense	1,142	1,470	3,320	3,972
Amortization of contract acquisition costs	4,454	4,858	13,181	13,977
Stock-based compensation expense	13,161	12,204	43,776	40,887
Loss on extinguishment of debt	1,850	—	1,850	—
Remeasurement of warrant liability	456	(1,704)	33	7,579
Other, net	2,390	2,244	4,334	6,613
Changes in operating assets and liabilities:
Accounts receivable, net	(8,489)	(4,942)	10,020	19,279
Contract acquisition costs	(4,524)	(6,399)	(10,328)	(18,975)
Prepaid expenses and other assets	1,543	276	1,819	3,443
Accounts payable	(11,655)	4,796	(152)	14,935
Operating lease liabilities	(1,392)	(1,796)	(4,000)	(4,843)
Accrued expenses and other liabilities	10,238	6,329	6,073	(231)
Deferred revenue	(6,368)	(6,200)	(30,756)	(31,793)
Net cash (used in) provided by operating activities	(13,701)	3,384	(17,971)	10,703

Cash flows from investing activities
Purchases of property and equipment	(2,515)	(2,292)	(7,245)	(7,568)
Net cash used in investing activities	(2,515)	(2,292)	(7,245)	(7,568)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	(402)	—	(402)	(164)
Proceeds from shares issued in connection with employee stock purchase plan	789	653	1,910	1,333
Shares repurchased for tax withholdings on vesting of restricted stock	(296)	(1,128)	(504)	(2,733)
Debt issuance proceeds (costs), net	52,758	—	52,758	(206)
Repayment of debt and related fees	(53,177)	—	(53,177)	—
Proceeds from short-term payable financing	6,190	3,993	8,972	10,960
Payments on short-term payable financing	(4,536)	(3,664)	(4,536)	(10,689)
Net cash provided by (used in) financing activities	1,326	(146)	5,021	(1,499)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	111	(215)	181	974
Net (decrease) increase in cash, cash equivalents, and restricted cash	(14,779)	731	(20,014)	2,610
Cash, cash equivalents, and restricted cash at beginning of period	55,704	47,143	60,939	45,264
Cash, cash equivalents, and restricted cash at end of period	$40,925	$47,874	$40,925	$47,874

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2024	2025	2024	2025
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,113	$71,879	$214,144	$215,998
Cost of revenue:
Subscription	13,334	14,281	39,410	42,211
Subscription gross profit on a GAAP basis	57,779	57,598	174,734	173,787
Subscription gross margin on a GAAP basis	81%	80%	82%	80%

Stock-based compensation	784	810	2,389	2,427
Subscription gross profit on a non-GAAP basis	$58,563	$58,408	$177,123	$176,214
Subscription gross margin on a non-GAAP basis	82%	81%	83%	82%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$70,887	$65,829	$224,496	$206,512
Stock-based compensation	(11,872)	(11,220)	(39,842)	(37,279)
Amortization of certain intangible assets	(142)	(142)	(426)	(426)
Total operating expenses on a non-GAAP basis	$58,873	$54,467	$184,228	$168,807

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(11,084)	$(6,930)	$(47,021)	$(28,527)
Stock-based compensation	12,951	12,204	43,173	40,669
Amortization of certain intangible assets	142	142	426	426
Operating income (loss) on a non-GAAP basis	$2,009	$5,416	$(3,422)	$12,568

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(14)%	(9)%	(20)%	(12)%
Stock-based compensation	17	16	19	17
Operating margin on a non-GAAP basis	3%	7%	(1)%	5%

Reconciliation of Net Loss on a GAAP Basis to Net (Loss) Income on a Non-GAAP Basis:
Net loss on a GAAP basis	$(18,761)	$(10,388)	$(64,258)	$(51,372)
Stock-based compensation	13,161	12,204	43,776	40,887
Amortization of certain intangible assets	142	142	426	426
Loss on extinguishment of debt	1,850	—	1,850	—
Remeasurement of warrant liability	455	(1,704)	33	7,579
Net (loss) income on a non-GAAP basis	$(3,153)	$254	$(18,173)	$(2,480)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2024	2025	2024	2025
Reconciliation of Net Loss per Share on a GAAP Basis (Basic) to Net (Loss) Income per Share on a Non-GAAP Basis (Basic):
Net loss per share on a GAAP basis (basic)	$(0.48)	$(0.25)	$(1.68)	$(1.26)
Stock-based compensation	0.34	0.30	1.15	1.01
Amortization of certain intangible assets	—	—	—	0.01
Loss on extinguishment of debt	0.05	—	0.05	—
Remeasurement of warrant liability	0.01	(0.04)	—	0.18
Net (loss) income per share on a non-GAAP basis (basic)	$(0.08)	$0.01	$(0.48)	$(0.06)

Weighted-average shares used (basic)	38,832	41,448	38,243	40,618

Reconciliation of Net Loss per Share on a GAAP Basis (Diluted) to Net (Loss) Income per Share on a Non-GAAP Basis (Diluted):
Net loss per share on a GAAP basis (diluted)	$(0.48)	$(0.25)	$(1.68)	$(1.26)
Adjustments for difference in weighted-average shares	—	0.02	—	—
Stock-based compensation	0.34	0.28	1.15	1.01
Amortization of certain intangible assets	—	—	—	0.01
Loss on extinguishment of debt	0.05	—	0.05	—
Remeasurement of warrant liability	0.01	(0.04)	—	0.18
Net (loss) income per share on a non-GAAP basis (diluted)	$(0.08)	$0.01	$(0.48)	$(0.06)

Weighted-average shares used (diluted)	38,832	44,789	38,243	40,618

Billings:
Total revenue	$79,764	$79,403	$238,274	$239,232
Add:
Deferred revenue (end of period)	153,919	146,269	153,919	146,269
Deferred revenue, noncurrent (end of period)	3,311	3,042	3,311	3,042
Less:
Deferred revenue (beginning of period)	(161,601)	(153,967)	(185,250)	(178,276)
Deferred revenue, noncurrent (beginning of period)	(1,997)	(1,544)	(2,736)	(2,828)
Decrease in deferred revenue (current and noncurrent)	(6,368)	(6,200)	(30,756)	(31,793)
Billings	$73,396	$73,203	$207,518	$207,439

Reconciliation of Net Cash (Used In) Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash (used in) provided by operating activities	$(13,701)	$3,384	$(17,971)	$10,703
Proceeds from shares issued in connection with employee stock purchase plan	789	653	1,910	1,333
Purchases of property and equipment	(2,515)	(2,292)	(7,245)	(7,568)
Proceeds from short-term payable financing	6,190	3,993	8,972	10,960
Payments on short-term payable financing	(4,536)	(3,664)	(4,536)	(10,689)
Adjusted free cash flow	$(13,773)	$2,074	$(18,870)	$4,739